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                                                                    Exhibit 10.3

                                                               EXECUTION VERSION

                             INTERCREDITOR AGREEMENT

     THIS INTERCREDITOR AGREEMENT dated as of June 21, 2005 (this "Agreement"), is by and between (i) BANK OF AMERICA, N.A., as agent (in such capacity, together with its successors in such capacity, the "Revolving Credit Agent"), for the lenders from time to time party to the Revolving Loan Agreement (as hereinafter defined) (collectively, the "Revolving Lenders"), (ii) JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the "Term Loan Agent"), for the lenders from time to time party to the Term Loan Agreement (as hereinafter defined) (collectively, the "Term Loan Lenders"), and (iii) Eddie Bauer Holdings, Inc. ("Holdings"), Eddie Bauer, Inc. (the "Borrower") and each of the direct and indirect subsidiaries of the Borrower party hereto (the "Subsidiary Guarantors" and together with Holdings, the "Guarantors"). The Revolving Lenders and the Term Loan Lenders are sometimes individually referred to herein as a "Lender" and collectively as the "Lenders", and the Revolving Credit Agent and Term Loan Agent are sometimes individually referred to herein as an "Agent" and collectively as the "Agents").

                                   WITNESSETH:

     WHEREAS, the Revolving Lender Agent, the Revolving Lenders, the Borrower, Holdings, and the Guarantors are parties to a Loan and Security Agreement dated as of June 21, 2005 (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the "Revolving Loan Agreement"), which Revolving Loan Agreement provides, among other things, that the obligations owing to the Revolving Loan Secured Parties (as defined below) are secured by liens on and security interests in the Collateral (as defined below);

     WHEREAS, the Term Loan Agent, the Term Loan Lenders, the Borrower, and Holdings, among others are parties to a Term Loan Agreement dated as of June 21, 2005 (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the "Term Loan Agreement") and the Term Loan Agent and the Guarantors are parties to the Guarantee and Collateral Agreement dated as of June _, 2005 (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof and hereof, the "Collateral Agreement") pursuant to which (i) the Guarantors have guaranteed the obligations of the Borrower to the Term Loan Secured Parties (as defined below), and (ii) the obligations under the Term Loan Agreement and the Collateral Agreement owing to the Term Loan Secured Parties are secured by liens on and security interests in the Collateral;

     WHEREAS, the Secured Parties (as defined below) desire to enter into this Agreement to (a) confirm the relative priorities of the respective liens and security interests of the Lenders in the Collateral, and (b) to set forth other of their relative rights and remedies with respect to the Collateral;


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     NOW, THEREFORE, in consideration of the mutual benefits accruing to the
Secured Parties hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS

     As used above and in this Agreement, the following terms shall have the meanings ascribed to them below:

     1.1 "Agents" shall have the meaning specified in the preamble.

     1.2 "Agreements" shall mean, collectively, the Revolving Loan Documents and the Term Loan Documents.

     1.3 "Business Day" shall mean any day other than a Saturday or a Sunday, or any other day on which commercial banks are authorized or required to close under the laws of the State of New York.

     1.4 "Borrower" shall have the meaning specified in the preamble and shall include each of its successors and assigns, including, without limitation, any receiver, trustee, or debtor-in-possession on behalf of such Person or on behalf of such successor or assign.

     1.5 "Collateral" shall mean all assets and property and interests in assets and property of any kind whatsoever, real or personal, tangible or intangible, and wherever located, of any Loan Party, now owned or hereafter acquired, including, without limitation, all proceeds and products of any and all of the foregoing, and in each case, in which either of the Agents has a Lien.

     1.6 "Enforcement Action" shall mean, with respect to the Revolving Loan Debt or the Term Loan Debt, the exercise of any rights and remedies with respect to any of the Revolving Lender Priority Collateral or the Term Lender Priority Collateral, respectively, or the commencement or prosecution or enforcement of any of the rights and remedies with respect to the Collateral under, as applicable, the Revolving Loan Documents or the Term Loan Documents, or applicable law, including, without limitation, the exercise of any rights of set-off or recoupment and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or under the United States Bankruptcy Code.

     1.7 "Guarantors" shall have the meaning set forth in the preamble and shall include each of their respective successors and assigns, including, without limitation, any receiver, trustee, or debtor-in-possession on behalf of such Person or on behalf of such successor or assign.

     1.8 "Insolvency Proceeding" shall mean, as to any Person, any of the following: (a) any case or proceeding with respect to such Person under the United States Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or other law affecting creditors' rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other


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insolvency official with similar powers with respect to such Person or any of its assets or (c) any proceeding for liquidation, dissolution or other winding up of the business of such Person or (d) any assignment for the benefit of creditors or any marshalling of assets of such Person.

     1.9 "Lenders" shall have the meaning specified in the preamble.

     1.10 "Lien" shall mean (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including, without limitation, a security interest, charge, claim, mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement or transfer intended as security, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) any contingent or other agreement to provide any of the foregoing.

     1.11 "Loan Parties" shall mean the Borrower, Holdings, and the Guarantors and shall include each of their respective successors and assigns, including, without limitation, any receiver or trustee on behalf of such Person or on behalf of such successor or assign.

     1.12 "Payment in full" or "paid in full" means (a) in the case of the Revolving Loan Debt, the irrevocable payment in full, in cash, in immediately available funds or other consideration acceptable to the Revolving Lenders of all of the Revolving Loan Debt and the termination of all lending commitments under the Revolving Loan Agreement to make Revolving Loans, issue letters of credit or to otherwise extend credit to, or for the account of, the Borrower, and (b) in the case of the Term Loan Debt, the irrevocable payment in full, in cash, in immediately available funds or other consideration acceptable to the Term Loan Lenders of all of the Term Loan Debt.

     1.13 "Permitted Liens" shall mean (a) with respect to Revolving Lender Priority Collateral, any Lien that is a "Permitted Lien" under and as defined in the Revolving Loan Agreement and (b) with respect to Term Lender Priority Collateral, any Lien that is incurred or otherwise permitted to exist under
Section 6.3 of the Term Loan Agreement.

     1.14 "Permitted Rights" shall mean the right to (i) in any Insolvency Proceeding, file a proof of claim or statement of interest with respect to the Revolving Loan Debt or the Term Loan Debt, as the case may be, (ii) take any action not otherwise in conflict with this Agreement to preserve or protect the validity and enforceability of any Liens, and (iii) file any necessary responsive or defensive pleading in opposition to any motion, claim or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of any Secured Party, including any claims secured by the Collateral.

     1.15 "Person" shall mean any individual, sole proprietorship, partnership, corporation, limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or political subdivision thereof.

     1.16 "Revolving Event of Default" means an "Event of Default" under and as defined in the Revolving Loan Agreement.


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     1.17 "Revolving Lender Priority Collateral" shall have the meaning set forth in Section 2.1.

     1.18 "Revolving Lenders" shall have the meaning set forth in the preamble.

     1.19 "Revolving Loan Agreement" shall have the meaning set forth in the recitals hereto.

     1.20 Revolving Loan Debt" shall mean any and all "Obligations" (as defined in the Revolving Loan Agreements).

     1.21 "Revolving Loan Documents" shall mean, collectively, the Revolving Loan Agreement and all other "Loan Documents" (as such term is defined in the Revolving Loan Agreement), as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms hereof and thereof (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Revolving Loan Debt).

     1.22 "Revolving Loan Enforcement Notice" shall mean notice of the commencement of the Revolving Loan Standstill Period pursuant to Section 2.6(a) hereof.

     1.23 "Revolving Loan Secured Parties" shall mean the Revolving Credit Agent, the Revolving Loan Lenders, and any other holders of the Revolving Debt and shall include each of their respective successors and assigns, including, without limitation, any receiver, trustee, or debtor-in-possession on behalf of such Person or on behalf of such successor or assign.

     1.24 "Revolving Loan Standstill Period" shall have the meaning set forth in
Section 2.6(a) hereof.

     1.25 "Revolving Loans" shall mean "Revolving Loans"(including, without limitation, "Bank Loans" and "Agent Advances") under and as each is defined in the Revolving Loan Agreement.

     1.26 "Secured Parties" shall mean the collective reference to the Revolving Secured Parties and the Term Loan Secured Parties.

     1.27 "Standstill Period" shall mean the Revolving Loan Standstill Period or the Term Loan Standstill Period, as applicable.

     1.28 "Term Event of Default" means an "Event of Default" under and as defined in the Term Loan Agreement.

     1.29 "Term Lender Priority Collateral" shall have the meaning set forth in
Section 2.1.

     1.30 "Term Loan Agreement" shall have the meaning set forth in the preamble.


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     1.31 "Term Loan Debt" shall mean all "Obligations" as defined in the Term
Loan Documents.

     1.32 "Term Loan Documents" shall mean, collectively, the Term Loan Agreement and all other "Loan Documents" (as such term is defined in the Term Loan Agreement), as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms hereof and thereof (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Term Loan
Debt).

     1.33 Term Loan Enforcement Notice" shall mean notice of the commencement of the Term Loan Standstill Period pursuant to Section 2.6(b) hereof.

     1.34 "Term Loan Lenders" shall have the meaning set forth in the preamble.

     1.35 "Term Loan Secured Parties" shall mean the Term Loan Agent, the Term Loan Lenders, and any other holders of the Term Loan Debt and shall include each of their respective successors and assigns, including, without limitation, any receiver, trustee, or debtor-in-possession on behalf of such Person or on behalf of such successor or assign.

     1.36 "Term Loan Standstill Period" has the meaning set forth in Section 2.6(b) hereof.

     1.37 All terms defined in the Uniform Commercial Code as in effect in the State of New York (the "UCC") on the date hereof, unless otherwise defined herein, shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural. All references to Sections, clauses or paragraphs shall be references to sections, clauses and paragraphs in this Agreement unless otherwise stated.

     2. SECURITY INTERESTS; PRIORITIES; REMEDIES; PURCHASE OPTION

     2.1 The Term Loan Agent, on behalf of the Term Loan Secured Parties, hereby acknowledges that (a) the Revolving Loan Secured Parties are entitled to, and have been granted, Liens upon all of the Collateral pursuant to the Revolving Loan Documents to secure the Revolving Loan Debt, and (b) as between the Revolving Loan Secured Parties and the Term Loan Secured Parties, (i) the Revolving Loan Debt is entitled to a first priority Lien on the Collateral set forth on Schedule A (the "Revolving Lender Priority Collateral"), senior to the Liens of the Term Loan Secured Parties on such Collateral, and (ii) the Revolving Loan Debt is entitled to be secured by a Lien on all Term Lender Priority Collateral on a second priority basis junior only to the first priority Liens of the Term Loan Secured Parties securing the Term Loan Debt. The Revolving Agent, on behalf of the Revolving Loan Secured Parties, hereby acknowledges that (i) the Term Loan Lenders are entitled to, and have been granted, Liens upon all of the Collateral pursuant to the Term Loan Documents to secure the Term Loan Debt, and (ii) as between the Revolving Loan Secured Parties and the Term Loan Secured Parties, (x) the Term Loan Debt is entitled to a first priority Lien on the Collateral set forth on Schedule B (the "Term Lender Priority Collateral"), senior to the Liens of the Revolving Loan Secured Parties on such Collateral, and (y) the Term Loan Debt is entitled to be secured by a Lien on all Revolving


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Lender Priority Collateral on a second priority basis junior only to the first priority Liens of the Revolving Loan Secured Parties securing the Revolving Loan Debt.

     2.2 (a) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting any Lien upon any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements, the Liens upon the Revolving Lender Priority Collateral have and shall have the following priorities:

               (i) First, in favor of the Revolving Loan Secured Parties until payment in full of the Revolving Loan Debt.

               (ii) Second, in favor of the Term Loan Secured Parties until payment in full of the Term Loan Debt.

     (b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting any Lien upon any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements, the Liens upon the Term Lender Priority Collateral have and shall have the following priorities:

               (i) First, in favor of the Term Loan Secured Parties until payment in full of the Term Loan Debt.

               (ii) Second, in favor of the Revolving Loan Secured Parties until payment in full of the Revolving Loan Debt.

     (c) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting any Lien upon any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements, the Liens upon the Collateral not constituting either Revolving Lender Priority Collateral or Term Lender Priority Collateral shall be subject to a ratable first priority Lien in favor of the Revolving Loan Secured Parties and the Term Loan Secured Parties

     2.3 The priorities of the Liens provided in Section 2.1 and Section 2.2 shall not be altered or otherwise affected by (a) any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the Revolving Loan Debt, the Term Loan Debt, (b) any action or inaction which a Secured Party may take or fail to take in respect of the Collateral, or (c) the existence of any Permitted Liens having priority to the Liens of the Revolving Credit Agent or the Term Loan Agent under applicable law.

     2.4 Subject to Section 2.5:

          (a) At any time prior to the date that the Revolving Loan Debt is paid in full, (i) all proceeds of the Revolving Lender Priority Collateral received by any Secured Party (including any proceeds of any insurance policy claim or any condemnation award (or deed in lieu condemnation)) shall be forthwith paid over to the Revolving Credit Agent in


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     the funds and currency received, for application in the order of priority as set forth in Section 2.2(a) hereof, and (ii) all proceeds of the Collateral described in Section 2.2(c) received by any Secured Party shall be forthwith paid over to the Revolving Credit Agent and the Term Loan Agent in the funds and currency received, for application in the manner as set forth in Section 2.2(c) hereof.

          (b) At any time prior to the date that the Term Loan Debt is paid in full, (i) all proceeds of the Term Lender Priority Collateral received by any Secured Party (including any proceeds of any insurance policy claim or any condemnation award (or deed in lieu condemnation)) shall be forthwith paid over to the Term Loan Agent in the funds and currency received, for application in the order of priority as set forth in Section 2.2(b) hereof, and (ii) all proceeds of the Collateral described in Section 2.2(c) received by any Secured Party shall be forthwith paid over to the Revolving Credit Agent and the Term Loan Agent in the funds and currency received, for application in the manner as set forth in Section 2.2(c) hereof.

          (c) Nothing in this Agreement shall prohibit (i) the receipt by any Revolving Loan Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Revolving Loan Documents so long as such receipt is not (x) the result of the commencement of Enforcement Rights by the Revolving Credit Agent or any other Revolving Loan Secured Party with respect to the Term Lender Priority Collateral in contravention of this Agreement, or (y) in violation of the provisions of the Term Loan Agreement and (ii) the receipt by any Term Loan Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Term Loan Documents so long as such receipt is not
     (x) the result of the commencement of Enforcement Rights by the Term Loan Agent or any other Term Loan Secured Party with respect to the Revolving Lender Priority Collateral in contravention of this Agreement, or (y) in violation of the provisions of the Revolving Loan Agreement.

     2.5 Each of the Revolving Credit Agent and the Term Loan Agent shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Agent has been granted a Lien. Sections 2.1, 2.2, 2.3 and 2.4 of this Agreement are intended solely to govern the respective Lien priorities as between the Revolving Loan Secured Parties, on the one hand and the Term Loan Secured Parties, on the other hand, and shall not impose on any Secured Party any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or other governmental authority or any applicable law. Each of the Revolving Credit Agent, for itself and on behalf of the Revolving Loan Secured Parties and the Term Loan Agent, for itself and on behalf of the Term Loan Secured Parties agrees that it will not, directly or indirectly, contest (and hereby waives any right to contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding)), the validity, perfection, priority or enforceability of the Liens upon the Collateral of any other Secured Party, provided that nothing contained herein shall be construed to prevent or impair the rights of any Secured Party to enforce this Agreement.

     2.6 (a) Prior to the date that the Revolving Loan Debt is paid in full, the Revolving Loan Secured Parties shall have the exclusive right to manage, perform and enforce


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(or not enforce) the terms of the Revolving Loan Documents with respect to the
Revolving Lender Priority Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right to commence and prosecute an Enforcement Action, provided, however, that prior to taking any such action, the Revolving Credit Agent shall give the Term Loan Agent not less than 10 Business Days' notice (the "Revolving Loan Standstill Period") of its intention to take any Enforcement Action with respect to the Revolving Lender Priority Collateral and shall provide the Term Loan Agent a reasonable opportunity to attempt to agree upon the action or actions to take, and the timing of such actions. During such period, the Revolving Credit Agent shall not take any action to enforce its Liens, unless the Revolving Credit Agent makes a good faith determination that either the Revolving Lender Priority Collateral will decline speedily in value, or the failure to take any action will have a reasonable likelihood of endangering the Revolving Credit Agent's ability to realize upon the Revolving Lender Priority Collateral. Further, in the event that during the Revolving Loan Standstill Period, the Term Loan Agent sends to the Revolving Credit Agent irrevocable notice of an intention to exercise the purchase option pursuant to Section 2.14, no Revolving Loan Secured Party shall commence or prosecute an Enforcement Action with respect to the Revolving Lender Priority Collateral unless the Designated Term Purchasers fail to perform pursuant to the exercise of the purchase option at the time and manner provided herein. Notwithstanding any rights or remedies available to a Lender under any of the Agreements, applicable law or otherwise, until the Revolving Loan Debt is paid in full, the Term Loan Lenders shall not, directly or indirectly, seek to foreclose or realize upon (judicially or non-judicially) their Lien on any Revolving Lender Priority Collateral (including, without limitation, by setoff or notification of account debtors).

          (b) Prior to the date that the Term Loan Debt is paid in full, the Term Loan Secured Parties shall, subject to the rights of the Revolving Loan Secured Parties under Section 2.11, have the exclusive right to manage, perform and enforce (or not enforce) the terms of the Term Loan Documents with respect to the Term Lender Priority Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right to commence and prosecute an Enforcement Action, provided, however, that prior to taking any such action, the Term Loan Agent shall give the Revolving Credit Agent not less than 10 Business Days' notice (the "Term Loan Standstill Period") of its intention to take such Enforcement Action with respect to the Term Lender Priority Collateral and shall provide the Revolving Credit Agent a reasonable opportunity to attempt to agree upon the action or actions to take, and the timing of such actions. During such period, the Term Loan Agent shall not take any action to enforce its Liens, unless the Term Loan Agent makes a good faith determination that either the Term Lender Priority Collateral will decline speedily in value, or the failure to take any action will have a reasonable likelihood of endangering the Term Loan Agent's ability to realize upon the Term Lender Priority Collateral. Further, in the event that during the Term Loan Standstill Period, the Revolving Credit Agent sends to the Term Loan Agent irrevocable notice of an intention to exercise the purchase option pursuant to
Section 2.14, no Term Loan Secured Party shall commence or prosecute an Enforcement Action with respect to the Term Lender Priority Collateral unless the Designated Revolving Purchasers fail to perform pursuant to the exercise of the purchase option at the time and manner provided herein. Notwithstanding any rights or remedies available to a Lender under any of the Agreements, applicable law or otherwise, until the Term Loan Debt is paid in full, the Revolving Lenders shall not, directly or indirectly seek to


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foreclose or realize upon (judicially or non-judicially) their Lien on any Term
Lender Priority Collateral.

     2.7 Notwithstanding anything to the contrary contained in any of the Agreements, at any time when the Revolving Loan Debt has not been paid in full, only the Revolving Loan Secured Parties (and not the Term Loan Secured Parties) shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Revolving Lender Priority Collateral or take any action with respect to the Revolving Lender Priority Collateral (provided, however, that the Revolving Loan Secured Parties shall not permit or approve the sale, closure or other disposition of retail or outlet stores of the Borrower during the term of this Agreement the aggregate number of which exceeds 50 stores (net of any stores opened by the Borrower during the term of this Agreement) without the prior written consent of the Term Loan Secured Parties if such sale, closure or other disposition is not otherwise permitted pursuant to the terms of the Term Loan Agreement), and, at any time when the Term Loan Debt has not been paid in full, only the Term Loan Secured Parties (and not the Revolving Loan Secured Parties) shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of the Term Lender Priority Collateral or take any action with respect to the Term Lender Priority Collateral.

     2.8 (a) The Term Loan Agent, for itself and the Term Loan Secured Parties shall (a) promptly upon the written request of the Revolving Credit Agent (which request shall specify the proposed terms of the sale and the type and amount of consideration to be received in connection therewith) release or otherwise terminate its Liens on the Revolving Lender Priority Collateral to the extent such Revolving Lender Priority Collateral is sold or otherwise disposed of either by (i) the Revolving Loan Secured Parties or their agents, or (ii) the Loan Parties with the consent of the Revolving Loan Secured Parties, (b) promptly deliver such release documents as the Revolving Credit Agent may reasonably request in connection with such sale or other disposition, provided, that, such release by the Term Loan Agent shall not extend to or otherwise affect any of the rights, if any, of such Term Loan Secured Parties to the proceeds from any such sale or other disposition of Revolving Lender Priority Collateral, and provided further that the proceeds of such Revolving Lender Priority Collateral are applied as provided in Section 2.2(a), and (c) be deemed to have consented under the Agreements to such sale or other disposition.

     (b) The Revolving Credit Agent, for itself and the Revolving Loan Secured Parties shall (a) promptly upon the written request of the Term Loan Agent (which request shall specify the proposed terms of the sale and the type and amount of consideration to be received in connection therewith) release or otherwise terminate its Liens on the Term Lender Priority Collateral to the extent such Term Lender Priority Collateral is sold or otherwise disposed of either by (i) the Term Loan Secured Parties or their agents, or (ii) the Loan Parties with the consent of the Term Loan Secured Parties, (b) promptly deliver such release documents as the Term Loan Agent may reasonably request in connection with such sale or other disposition, provided, that, such release by the Revolving Credit Agent shall not extend to or otherwise affect any of the rights, if any, of the Revolving Loan Secured Parties under Section 2.11 hereof or to the proceeds from any such sale or other disposition of Term Lender Priority Collateral, and provided further that the proceeds of such Term Lender Priority Collateral are applied as provided in Section 2.2(b), and (c) be deemed to have consented under the Agreements to such sale or other disposition.


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     2.9 Each of the Revolving Credit Agent, for itself and the Revolving Loan
Secured Parties and the Term Loan Agent, for itself and the Term Loan Secured Parties waives, as to each other Secured Party, any and all rights to affect the method or challenge the appropriateness of any action by the other Secured Party with respect to management, performance and enforcement of such other Lender's Agreements and the enforcement and exercise of all rights and remedies, except as otherwise expressly provided herein and except for the obligation of a Secured Party to act in accordance with the terms hereof and in a commercially reasonable manner. No Secured Party shall have any liability to any other Secured Party in respect of such other Secured Party's failure to obtain payment in full of its debt, except for a violation of the express terms of this Agreement.

     2.10 Each Agent shall give to the other Agent concurrently with the giving thereof to the Borrower or the Guarantors, (i) a copy of any written notice by such Agent of either a default or an event of default under its Agreements with the Borrower and the Guarantors, or written notice of demand of payment from the Loan Parties, and (ii) any written notice sent by an Agent to any Loan Party at any time that an event of default under the Revolving Loan Documents or Term Loan Documents, as applicable, exists and is continuing stating such Agent's intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith provided, that, the failure of any party to give notice as required hereby shall not affect the relative priorities of Secured Parties' respective Liens as provided herein or the Secured Parties' other rights and privileges as provided herein or the validity or effectiveness of any such notice as against the Loan Parties. The Borrower and the Guarantors hereby authorize and consent to each of the Agents sending any such notices to the other Agent.

     2.11 Exercise of Remedies by Revolving Lenders; Use of Term Lender Priority Collateral.

          (a) In the event that the Revolving Credit Agent commences an Enforcement Action with respect to, or any Loan Party is disposing of, the Revolving Lender Priority Collateral with the consent of the Revolving Loan Secured Parties, the Term Loan Secured Parties shall not, subject to the second sentence of this Section 2.11(a), exercise any right they may have under the Term Loan Documents or this Agreement or with respect to the Term Lender Priority Collateral to impede in any way (and, subject to Section 2.11(b), if the Term Loan Secured Parties have possession of the Term Lender Priority Collateral shall permit) the use, in a reasonable manner, by the Revolving Loan Secured Parties or the Loan Parties, as applicable, of the Term Lender Priority Collateral (including, without limitation, (x) computers, other processing equipment related to the storage or processing of records, documents or files related to the Revolving Lender Priority Collateral, real estate, and other fixed assets, and (y) intellectual property in which the Term Loan Secured Parties have an interest, including, without limitation, trademarks and tradenames), under such control or possession for a period not to exceed 120 days from the date of the commencement of an Enforcement Action against the Revolving Lender Priority Collateral by the Revolving Loan Secured Parties or any such disposition by any Loan Party, their employees, agents, advisors and representatives (provided, that no stay or other order prohibiting the Revolving Loan Secured Parties' exercise of remedies with respect to such Revolving Lender Priority Collateral has been entered by a court of competent jurisdiction (it being understood and agreed that the running of such 120 day period shall be tolled during the pendency of any such stay or other order, other than any such stay or order during an Insolvency Proceeding)), for purposes of (i) assembling and storing the Revolving Lender Priority Collateral, (ii) selling any or all of the Revolving Lender Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (iii) removing any or all of the Revolving Lender Priority Collateral, and/or (iv) taking reasonable actions to protect, secure, and otherwise enforce the rights of the Revolving Loan Secured Parties in and to the Revolving Lender Priority Collateral. Notwithstanding the foregoing, it is understood and agreed that nothing contained herein shall prevent the Term Loan Secured Parties from exercising and enforcing all rights and privileges with respect to the Term Lender Priority Collateral in their business judgment, including, without limitation, the right to take possession or control of the Term Lender Priority Collateral and to hold, prepare for sale, process, sell, lease, dispose of or liquidate any such Term Lender Priority Collateral, in each case such exercise and enforcement being subject to, and not being deemed to modify, the rights of the Revolving Loan Secured Parties (or the Loan Parties) set forth in this
     Section 2.11. The Term Loan Agent shall cause any purchaser of, or any successor in interest to, any of the Term Lender Priority Collateral who acquires Term Lender Priority Collateral after the commencement of an Enforcement Action by the Revolving Loan Secured Parties or a disposition by any Loan Party and before the expiry of the 120 day period referred to above to deliver an acknowledgment in writing to the Revolving Credit Agent assuming the responsibility of the Term Loan Secured Parties pursuant to this Section 2.11(a).

          (b) Except as set forth in the following sentence, the Revolving Credit Agent, on behalf of the Revolving Loan Secured Parties, shall not be obligated to pay any amounts to the Term Loan Secured Parties (or any person claiming by, through or under the Term Loan Secured Parties, including any purchaser of the Term Lender Priority Collateral) or the Loan Parties for or in respect of the use by the Revolving Loan Secured Parties of the Term Lender Priority Collateral and none of the Revolving Loan Secured Parties or the Term Loan Secured Parties shall be obligated to secure, protect, insure or repair any such Term Lender Priority Collateral (except that the Revolving Loan Secured Parties shall be so obligated for damages to the Term Lender Priority Collateral caused by the Revolving Loan Secured Parties or their respective employees, agents and representatives). Notwithstanding the foregoing, if the Term Loan Secured Parties shall have obtained possession of the Groveport, Ohio property as a result of the commencement of an Enforcement Action or otherwise, the Revolving Loan Secured Parties shall be obligated to pay to the Term Loan Agent, on behalf of the Term Loan Secured Parties, the sum of $10,000 for each day that the Revolving Credit Agent utilizes the Groveport property in connection with any Enforcement Action with respect to the Revolving Lender Priority Collateral. The Revolving Loan Secured Parties shall not have any liability to the Term Loan Secured Parties (or any person claiming by, through or under the Term Loan Secured Parties, including any purchaser of the Term Lender Priority Collateral) as a result of any condition (including environmental condition, claim or liability) on or with respect to the Term Lender Priority Collateral other than those directly arising from the gross negligence or willful misconduct of the Revolving Loan

     Secured Parties or their respective employees, agents and representatives, and the Revolving Loan Secured Parties shall have no duty or liability to maintain the Term Lender Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the Revolving Loan Secured Parties. The Term Loan Secured Parties shall not have any liability to the Revolving Loan Secured Parties (or any person claiming by, through or under the Revolving Loan Secured Parties, including any purchaser of the Revolving Lender Priority Collateral) as a result of any condition (including environmental claim, condition or liability) on or with respect to the Term Lender Priority Collateral arising from any circumstance whatsoever other than those directly arising from the gross negligence or willful misconduct of the Term Loan Secured Parties, and the Term Loan Secured Parties shall have no duty or liability to maintain the Term Lender Priority Collateral in any particular condition or manner.

     2.12 Provisions Concerning Insurance. Subject to the priorities and respective rights of the Secured Parties contained in this Agreement, each of the Revolving Credit Agent and the Term Loan Agent shall be entitled to be designated as a secured party and to obtain loss payee endorsements and additional insured status with respect to any and all policies of insurance now or hereafter obtained by the Loan Parties in the Collateral. The Secured Parties having the senior Lien on any Collateral insured, shall, subject to such Secured Parties' rights under their respective Agreements with the Borrower and Guarantors, have the sole and exclusive right, as against the other Secured Parties, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to the Secured Parties with the senior Lien in the affected Collateral, and the other Secured Parties shall cooperate, if necessary, in a reasonable manner in effecting the payment of insurance proceeds to such Secured Parties. The Secured Parties entitled to receive insurance proceeds shall have the right (as between the parties hereto) to determine whether such proceeds will be applied to such Secured Parties' claim or used to rebuild, replace or repair the affected Collateral. If such proceeds are applied to a Secured Party's claim, any proceeds remaining after payment in full of such Secured Party's claim and all expenses of collection, including reasonable attorneys' and paralegals' costs, fees and expenses, shall be promptly remitted to the other Secured Parties for application to such Secured Parties' claims.

     2.13 Bailee for Perfection. The Revolving Credit Agent and the Term Loan Agent each hereby appoints the other, and each hereby agrees to serve, as agent and bailee for the other for the limited purpose of perfecting their respective Liens on the Collateral which may at any time be in its possession during the term of this Agreement, including, without limitation any Collateral which is perfected by "control" under the UCC. After the Revolving Loan Debt has been paid in full, the Revolving Credit Agent may, in its discretion, and shall, upon the written request of the Term Loan Agent, deliver any Revolving Lender Priority Collateral in its possession to the Term Loan Agent and shall notify all parties to any such "control" agreements of the substitution of the Term Loan Agent for the Revolving Credit Agent thereunder and the right of the Term Loan Agent to exercise all rights under the "control" agreements.

     2.14 Purchase Option.

          (a) On and after the earliest of (i) the occurrence and during the continuance of a Revolving Event of Default and the acceleration of the Revolving Loan Debt or (ii) the receipt of a Revolving Loan Enforcement Notice, or (iii) ninety (90) days after the receipt by the Revolving Credit Agent of a Term Loan Enforcement Notice, the Person (s) designated by the Term Loan Agent (the "Designated Term Purchaser(s)") shall have the option, by written notice from the Term Loan Agent to the Revolving Credit Agent, to purchase all of the Revolving Loan Debt (including the Revolving Loan Secured Parties' collateral interest in the Collateral). On the date specified by the Term Loan Agent in such notice (which in the case of clauses (a)(i) and (a)(ii), above, may not be later than the Business Day prior to the date of commencement of the sale or other liquidation of the Revolving Lender Priority Collateral, or in the event of clause (a)(iii), above, earlier than ninety (90) days after the receipt by the Revolving Credit Agent of a Term Loan Enforcement Notice), the Revolving Loan Secured Parties shall sell to the Designated Term Purchaser(s) such Revolving Loan Debt. Upon the date of such purchase and sale, the Designated Term Purchaser(s) shall (a) pay to Revolving Credit Agent, for its account and the account of the Revolving Loan Secured Parties, as the purchase price therefor the full amount of all such Revolving Loan Debt (exclusive of Letters of Credit (as defined in the Revolving Loan Agreement) outstanding) then outstanding and unpaid (including principal, interest, fees, and expenses, including reasonable attorneys' fees and legal expenses), and (b) in connection therewith furnish the Revolving Loan Agent with cash collateral in an amount equal to 105% of the Letters of Credit outstanding. Such purchase shall be expressly made without representation or warranty of any kind by the Revolving Loan Secured Parties and without recourse to the Revolving Loan Secured Parties, except that Revolving Lenders shall represent and warrant: (a) the amount (including details of amounts of principal, interest, fees and expenses) of the Revolving Loan Debt being purchased,
     (b) that Revolving Lenders own the Revolving Loan Debt free and clear of any Liens or encumbrances, (c) the Revolving Loan Secured Parties have the right to assign the Revolving Loan Debt, and (d) the assignment is duly authorized, executed and delivered. Any cash collateral furnished for Letters of Credit outstanding which is not required to be utilized to reimburse the Revolving Loan Secured Parties for any drawings thereunder and fees and expenses associated therewith shall be returned to the Term Loan Agent upon the expiration or cancellation of each such Letter of Credit or after each such Letter of Credit is fully drawn. The obligations of the Revolving Loan Secured Parties to sell their respective Revolving Loan Debt under this Section 2.14 are several and not joint, and if any Revolving Loan Secured Party breaches its obligations to sell its Revolving Loan Debt, the Designated Term Purchaser(s) may (but shall not be obligated to) purchase the Revolving Loan Debt of the other Revolving Loan Secured Parties; it being acknowledged that nothing in this Section 2.14 shall require the Designated Term Purchaser(s) to purchase less than all of the Revolving Loan Debt.

          (b) On and after the earliest of (i) the occurrence and during the continuance of a Term Event of Default and the acceleration of the Term Loan Debt or (ii) the receipt of a Term Loan Enforcement Notice, or (iii) ninety (90) days after the receipt by the Term Loan Agent of a Revolving Loan Enforcement Notice, the Person(s) designated by the Revolving Credit Agent (the "Designated Revolving Purchaser(s)") shall have the option, by written notice from the Revolving Credit Agent to the Term Loan Agent, to purchase all of the Term Loan Debt (including the Term Loan Secured Parties' collateral interest in the Collateral). On the date specified by the Revolving Credit Agent in such notice, the Term Loan Secured Parties shall sell to the Designated Revolving Purchaser(s) such Term Loan Debt. Upon the date of such purchase and sale, the Designated Revolving Purchaser(s) shall pay to Term Loan Agent, for its account and the account of the Term Loan Secured Parties, as the purchase price therefor the full amount of all such Term Loan Debt then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys' fees and legal expenses). Such purchase shall be expressly made without representation or warranty of any kind by the Term Loan Secured Parties and without recourse to the Term Loan Secured Parties, except that Term Loan Secured Parties shall represent and warrant:
     (a) the amount (including details of amounts of principal, interest, fees, expenses, and other charges) of the Term Loan Debt being purchased, (b) that the Term Loan Secured Parties own the Term Loan Debt free and clear of any liens or encumbrances, (c) the Term Loan Secured Parties have the right to assign the Term Loan Debt and (d) the assignment is duly authorized, executed and delivered. The obligations of the Term Loan Secured Parties to sell their respective Term Loan Debt under this Section 2.14 are several and not joint, and if any Term Loan Secured Party breaches its obligations to sell its Term Loan Debt, the Designated Revolving Purchaser(s) may (but shall not be obligated to) purchase the Term Loan Debt of the other Term Loan Secured Parties; it being acknowledged that nothing in this Section
     2.14 shall require the Designated Revolving Purchaser(s) to purchase less than all of the Term Loan Debt.

     3. AMENDMENTS TO REVOLVING LOAN AGREEMENTS AND TERM LOAN DOCUMENTS.

     3.1 Amendments To Revolving Loan Documents. The Revolving Loan Secured Parties shall not amend, waive or otherwise modify the provisions of the Revolving Loan Documents without the prior written consent of the Term Loan Agent which would (i) shorten the final maturity of the Revolving Loan Debt (other than due to acceleration in accordance with the terms of the Revolving Loan Documents), (ii) advance any other scheduled date for the payment of principal, interest or fees payable in respect of the Revolving Loan Debt, (iii) increase the aggregate principal amount of any Revolving Loan Debt (exclusive of interest, fees, costs and expenses) outstanding in excess of $225,000,000, less any permanent reductions of the commitments under the Revolving Loan Agreement,
(iv) increase any interest rate margin on the Revolving Loan Debt by more than 350 basis points (3.50%), other than (A) by operation of a pricing matrix or grid based upon a measure or financial performance or the imposition of a default rate of interest, as such matrix, grid or default rate of interest exists in the Revolving Loan Documents as in effect on the date hereof or (B) increases attributable to changes in the LIBO Rate or the Prime Rate; (v) increase any fees under the Revolving Loan Documents, other than by the imposition of a default rate with respect thereto, as such fees and default rate exists in the Revolving Loan Documents as in effect on the date hereof, (vi) increase any scheduled or mandatory payment, or require any additional payments, of the principal amount of any Revolving Loan Debt in addition to that which exists in the Revolving Loan Documents as in effect on the date hereof, or (vii) add any limitations or restrictions on payments of the Term Loan Debt to those existing in the Revolving Loan Documents as in effect on the date hereof, provided that nothing contained in this Section 3.1 or elsewhere in this Agreement shall be construed to require the consent of the Term Loan Agent to any waiver by the Revolving Loan Secured Parties of any default or event of default under the Revolving Loan Documents or other term, provision or condition contained in any of the Revolving Loan Documents or of any of the rights and remedies of the Revolving Loan Secured Parties thereunder. The Revolving Loan Secured Parties shall be entitled to receive (x) fees for amendments, providing consents, waiving defaults or granting forbearances and (y) for the reimbursement of any reasonable out-of-pocket expenses (including fees of attorneys, appraisers, consultants and advisors) relating thereto in accordance with the terms of the Revolving Loan Documents.

     3.2 Amendments To Term Loan Documents. The Term Loan Secured Parties shall not amend, waive or otherwise modify the provisions of the Term Loan Documents without the prior written consent of the Revolving Credit Agent which would (i) increase the aggregate principal amount (exclusive of interest, fees, costs and expenses) outstanding on the Term Loan Debt to an amount in excess of (A) $325,000,000 less (B) any principal repayments made on account of the Term Loan Debt, (ii) shorten the final maturity of any of the Term Loan Debt (other than due to acceleration in accordance with the terms of the Term Loan Documents),
(iii) advance any other scheduled date for the payment of principal, interest or fees payable in respect of the Term Loan Debt, (iv) increase any interest rate margin on the Term Loan Debt by more than 350 basis points (3.50%), other than
(A) by operation of a pricing matrix or grid based upon a measure or financial performance or the imposition of a default rate of interest, as such matrix, grid or default rate of interest exists in the Term Loan Documents as in effect on the date hereof, or (B) increases attributable to changes in the Eurodollar Rate or Alternate Base Rate; (v) increase any fees under the Term Loan Documents, other than by the imposition of a default rate with respect thereto, as such fees and default rate exists in the Term Loan Documents as in effect on the date hereof, (vi) increase any scheduled or mandatory payment, or require any additional payments, of the principal amount of any Term Loan Debt in addition to that which exists in the Term Loan Documents as in effect on the date hereof, or (vii) add any limitations or restrictions on payments of the Revolving Loan Debt to those existing in the Term Loan Documents as in effect on the date hereof, provided that nothing contained in this Section 3.2 or elsewhere in this Agreement shall be construed to require the consent of the Revolving Agent to any waiver by the Term Loan Secured Parties of any default or event of default under the Term Loan Documents or other term, provision or condition contained in any of the Term Loan Documents or of any of the rights and remedies of the Term Loan Secured Parties thereunder. The Term Loan Secured Parties shall be entitled to receive (x) fees for amendments, providing consents, waiving defaults or granting forbearances and (y) for the reimbursement of any reasonable out-of-pocket expenses (including fees of attorneys, appraisers, consultants and advisors) relating thereto in accordance with the terms of the Term Loan Documents.

     4. REPRESENTATIONS AND WARRANTIES

     4.1 Additional Representations.

          (a) The Term Loan Agent on behalf of the Term Loan Secured Parties represents and warrants to Revolving Loan Secured Parties that:

               (i) the execution, delivery as Term Loan Agent and the performance by it of this Agreement is within its power, has been duly authorized by the requisite Term Loan Secured Parties, and does not contravene any law, any provision of any of the

     Term Loan Documents or any agreement to which the Term Loan Secured Parties are a party or by which they are bound; and

               (ii) this Agreement constitutes the legal, valid and binding obligations of the Term Loan Agent, binding on the Term Loan Secured Parties, and is enforceable in accordance with its terms.

          (b) The Revolving Credit Agent on behalf of the Revolving Loan Secured Parties hereby represents and warrants to the Term Loan Secured Parties that:

               (i) the execution, delivery as Revolving Credit Agent and the performance by it of this Agreement is within its power, has been duly authorized by the requisite Revolving Loan Secured Parties, and does not contravene any law, any provision of any of the Revolving Loan Documents or any agreement to which the Revolving Loan Secured Parties are a party or by which they are bound; and

               (ii) this Agreement constitutes the legal, valid and binding obligations of the Revolving Credit Agent, binding on the Revolving Loan Secured Parties, and is enforceable in accordance with its terms.

     5. MISCELLANEOUS

     5.1 Amendments. Any waiver, permit, consent or approval of or under any provision, condition or covenant to this Agreement must be in writing and signed by each of the Revolving Credit Agent and the Term Loan Agent and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Agreement must be in writing and signed by each of such Agents to be bound thereby.

     5.2 Successors and Assigns.

          (a) This Agreement shall be binding upon each Secured Party and each of its respective successors and assigns and shall inure to the benefit of each Secured Party and each of its respective successors, participants and assigns.

          (b) To the extent provided in their respective Agreements, each Secured Party reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Revolving Loan Debt or the Term Loan Debt (as the case may be).

          (c) In connection with any assignment or transfer of any or all of the Revolving Loan Debt or Term Loan Debt, as applicable, (other than pursuant to a participation), the assigning Secured Parties agree that any such assignment or transfer shall expressly state in writing that such assignment or transfer is subject to the terms of this Agreement and that the assignee or transferee is entitled to all of the benefits of, and is subject to all of the obligations under, this Agreement. Further each Agent acknowledges that this Agreement will inure to the benefit of any third Person who refinances or succeeds to or replaces any or all of any such Lender's financing of the Borrower and Guarantors, to the extent such Person has a security interest in any of the Collateral, whether such successor financing or replacement occurs by transfer, assignment or repayment without the necessity of any further writing; however, each Agent agrees, upon request of such third Person, to execute and deliver an agreement with such Person containing terms substantially identical to those contained herein (subject to changing names of parties, documents and addresses, as appropriate).

     5.3 Preservation of Collateral. No Agent or Secured Party shall have any duty to protect or preserve any rights pertaining to any of the Collateral in its possession and no Agent or Secured Party shall have any liability to the other Agents or Secured Parties for any claims and liabilities at any time arising with respect to the Collateral in its possession so long as such Agent or Secured Party shall use the same degree of care with respect thereto as it uses for similar property pledged to it as collateral for indebtedness of others to it.

     5.4 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received; if delivered in person, immediately upon delivery, if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

          To Revolving Lenders:       Bank of America, N.A.
                                      40 Broad Street
                                      Boston, Massachusetts 02109
                                      Attention: Mr. Peter Foley
                                      Telephone No: (617) 434-4390
                                      Telecopy No.: (617) 434-4339

                                      With a copy to:

                                      Riemer & Braunstein, LLP
                                      Three Center Plaza
                                      Boston, Massachusetts 02108
                                      Attention: David S. Berman, Esquire
                                      Telephone No: (617) 523-9000
                                      Telecopy No.: (617) 880-3456

          To the Term Loan Lenders:   JPMorgan Chase Bank, N.A.
                                      277 Park Avenue
                                      New York, New York 10172
                                      Attention: James A. Knight
                                      Telephone No: (212) 622-8486
                                      Telecopy No.:(646) 534-3081

          With a copy to:             Simpson Thacher & Bartlett LLP
                                      425 Lexington Avenue
                                      New York, New York 10017
                                      Attention: L. Francis Huck
                                      Telephone No: (212) 455-2000
                                      Telecopy No.: (212) 455-2502

Any Agent may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Agent in conformity with this Section, but such change shall not be effective until notice of such change has been received by the other Agent.

     5.5 Term. This Agreement is a continuing agreement and shall remain in full force and effect until the earlier of (i) the payment in full of all Revolving Loan Debt or (ii) the payment in full of all Term Loan Debt.

     5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     5.7 Governing Law. The validity, construction and effect of this Agreement shall be governed by the internal laws of the State of New York.

     5.8 Consent to Jurisdiction; Waiver of Jury Trial. EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (INCLUDING ITS APPELLATE DIVISION), AND OF ANY OTHER APPELLATE COURT IN THE STATE OF NEW YORK FOR THE PURPOSES OF ALL OTHER LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH SECURED PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTION WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

     5.9 Complete Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

     5.10 No Third Parties Benefited. This Agreement is solely for the benefit of the Lenders and their respective successors, participants and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     5.11 Disclosure; Non-Reliance. Each Secured Party has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of the Borrower and Guarantors and no Lender shall have any obligation or duty to disclose any such information to any other Secured Party. Except as expressly set forth in this Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectibility of any of the Term Loan Debt or the Revolving Loan Debt or any guarantee or Collateral which may have been granted to any of them in connection therewith,
(b) the Borrower's or Guarantors' title to or right to transfer any of the Collateral, or (c) any other matter except as expressly set forth in this Agreement.

     5.12 Insolvency.

          (a) This Agreement shall be applicable with respect to the Revolving Loan Debt and the Term Loan Debt both before and after the filing of any petition by or against any of the Loan Parties under any Insolvency Proceeding, and all references herein to the Loan Parties shall be deemed to apply to the Loan Parties as debtors-in-possession. Except as otherwise expressly provided herein, nothing contained in this Agreement shall modify or limit any rights or remedies which any Secured Party may have in an Insolvency Proceeding, including, without limitation, to seek relief from the automatic stay or any proposed plan of reorganization.

          (b) In any Insolvency Proceeding in which the Borrower or a trustee seeks authority to use cash collateral constituting Collateral or approval of post-petition financing provided in good faith by the Revolving Lenders or the Term Loan Lenders, (i) the Revolving Credit Agent agrees, on behalf of the Revolving Loan Secured Parties, that they shall not seek to prime the Liens of the Term Loan Secured Parties on the Term Lender Priority Collateral without the prior written consent of the Term Loan Agent and the requisite Term Loan Secured Parties and (ii) the Term Loan Agent agrees, on behalf of the Term Loan Secured Parties, that they shall not seek to prime the Liens of the Revolving Loan Secured Parties on the Revolving Lender Priority Collateral without the prior written consent of the Revolving Credit Agent and the requisite Revolving Loan Secured Parties, in each case, such that the Secured Parties retain their pre-petition Liens on the Collateral (including proceeds thereof) with the same priority, as between the Revolving Credit Agent and the Term Loan Agent, as existed prior to the commencement of the Insolvency Proceeding (it being understood that nothing herein shall prohibit a Revolving Lender from proposing a post-petition financing for the Borrower that primes the Liens on the Revolving Lender Priority Collateral or a Term Loan Lender from proposing a post-petition financing for the Borrower that primes the Liens on the Term Lender Priority Collateral). In addition, neither the Revolving Loan Secured Parties nor the Term Loan Secured Parties shall object to (i) the other party's receiving, as adequate protection, a replacement Lien on post-petition assets, with the same priority as existed prior to the commencement of the Insolvency Proceeding, (ii) the other party's receiving, as adequate protection, super-priority administrative claims or
     (iii) the other party's exercising their respective Permitted Rights. Further, the provisions of this Agreement shall be enforceable under
     Section 510(a) of the Bankruptcy Code or any applicable law of similar effect.

          (d) If, in any Insolvency Proceeding or otherwise, all or part of any payment with respect to the Term Loan Debt or the Revolving Loan Debt previously made shall be rescinded for any reason whatsoever, then the Liens securing the Term Loan Debt or the Revolving Loan Debt, as the case may be, shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the Revolving Lenders or the Term Loan Lenders provided for herein.

          (e) Each of the parties hereto irrevocably acknowledges and agrees that (i) the claims and interests of the Term Loan Lender Secured Parties and the Revolving Loan Secured Parties are not "substantially similar" within the meaning of Section 1122 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, (ii) the grants to the Term Loan Agent and the Revolving Credit Agent of the Liens on the Collateral constitute two separate and distinct grants of Liens, (iii) the Revolving Loan Secured Parties' rights in the Collateral are fundamentally different from the Term Lender Secured Parties' rights in the Collateral and (iv) as a result of the foregoing, among other things, the Revolving Loans and the Term Loans must be separately classified in any plan of reorganization proposed or adopted in any Insolvency Proceeding.

          (f) If, in any Insolvency Proceeding, debt obligations of any reorganized Loan Party secured by Liens upon any property of such reorganized Loan Party are distributed, pursuant to a plan of reorganization, on account of both the Revolving Loans and the Term Loans, then, to the extent the debt obligations distributed on account of the Revolving Loans and on account of the Term Loans are secured by Liens upon the Collateral, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

     5.13 Authority to Act for Secured Parties. The Term Loan Agent and the Revolving Credit Agent shall have the right and authority to act for, on behalf of and for the benefit of the Term Loan Secured Parties and the Revolving Loan Secured Parties, respectively, with respect to this Agreement, including the right to accept and execute this Agreement and any and all amendments and renewals of such documents and, on behalf of the Term Loan Secured Parties and the Revolving Loan Secured Parties, respectively, to exercise in accordance with the provisions hereof, and the Secured Parties' rights under this Agreement.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                        BANK OF AMERICA, N.A., as Revolving
                                        Credit Agent


                                        By: /s/ Peter Foley
                                            ------------------------------------
                                        Name: Peter Foley
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, N.A., as Term Loan
                                        Agent


                                        By: /s/ James A. Knight
                                            ------------------------------------
                                        Name: James A. Knight
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

     Each of the undersigned hereby acknowledges the foregoing terms and provisions.

     The undersigned acknowledge and agree that: (i) although it may sign this Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Agreement, and (ii) it will execute and deliver such additional documents and take such additional commercially reasonable action not inconsistent with or in excess of the undersigned's obligations under the Agreements as may be necessary or desirable in the reasonable opinion of either Agent to effectuate the provisions and purposes of the foregoing Agreement.

                                        "BORROWER"

                                        EDDIE BAUER, INC.


                                        By: /s/ Vivian Gysler
                                            ------------------------------------
                                        Name: Vivian Gysler
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        "GUARANTORS"

                                        EDDIE BAUER HOLDINGS, INC.


                                        By: /s/ Samuel Gaston
                                            ------------------------------------
                                        Name: Samuel Gaston
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

                                        EDDIE BAUER SERVICES, LLC


                                        By: /s/ Vivian Gysler
                                            ------------------------------------
                                        Name: Vivian Gysler
                                              ----------------------------------
                                        Title: Vice President, Treasurer
                                               ---------------------------------


                                        DISTRIBUTION FULFILLMENT SERVICES, INC
                                        (DFS)


                                        By: /s/ Vivian Gysler
                                            ------------------------------------
                                        Name: Vivian Gysler
                                              ----------------------------------
                                        Title: Vice President, Treasurer
                                               ---------------------------------


                                        EDDIE BAUER INFORMATION TECHNOLOGY, LLC


                                        By: /s/ Vivian Gysler
                                            ------------------------------------
                                        Name: Vivian Gysler
                                              ----------------------------------
                                        Title: Vice President, Treasurer
                                               ---------------------------------

                                   Schedule A

                      Revolving Lender Priority Collateral

     All of the following property and interests in property of the Loan Parties, whether now owned or existing, or hereafter created, acquired or arising and wherever located:

          (a) all Accounts related to or referring to any of the following Revolving Lender Priority Collateral set forth in subsections (b) through (f) (the "Revolving Lender Accounts");

          (b)  all Inventory;

          (c) all Chattel Paper arising from the sale of the Loan Parties' Inventory;

          (d)  all Documents relating to the Loan Parties' Inventory;

          (e) all Instruments arising from the sale of the Loan Parties' Inventory;

          (f) all Supporting Obligations and Letter of Credit Rights arising from the sale of the Loan Parties' Inventory;

          (g) all General Intangibles that are Proceeds of the Loan Parties' Revolving Lender Accounts and Inventory;

          (h) all Payment Intangibles that are Proceeds of the Loan Parties' Revolving Lender Accounts and Inventory;

          (i) all money, cash, cash equivalents, securities and other property of any kind of such Loan Party held directly or indirectly by the Revolving Credit Agent or any Revolving Lender;

          (j) all of such Loan Party's deposit accounts, credits, and balances with and other claims against the Revolving Credit Agent or any Revolving Lender or any of their Affiliates or any other financial institution with which such Revolving Loan Party maintains deposits, including any Payment Accounts;

          (k) all books, records and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

          (l) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

                                   Schedule B

                         Term Lender Priority Collateral

All of the following property and interests in property of the Loan Parties, whether now owned or existing, or hereafter created, acquired or arising and wherever located:

          (a) all Intellectual Property (as defined in the Collateral Agreement) of the Loan Parties;

          (b)  all Equipment of the Loan Parties;

          (b) all General Intangibles not constituting Revolving Lender Priority Collateral;

          (c) all real property (including leasehold interests) owned by the Loan Parties, together with all improvements thereto and Fixtures thereon;

          (d)  all capital stock owned by the Loan Parties;

          (e) all Accounts, Chattel Paper, Documents, Instruments, Supporting Obligations, Letter of Credit Rights, Payment Intangibles, books, records and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

          (l) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All capitalized terms used in Schedule A or Schedule B and not otherwise defined shall have the same meaning herein as in the Uniform Commercial Code as in effect from time to time in the State of New York.